2026

Peoples BANCORP

INVESTOR PRESENTATION

3rd QUARTER

SAFE HARBOR STATEMENT

Statements in this presentation which are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the financial condition, results of operations, future performance and/or business of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the "2025 Form 10-K") and Peoples' Quarterly Report on Form 10-Q for the quarters ended March 31, 2026, June 30, 2026, and September 30, 2026, each of which is available on the SEC's website (sec.gov) or at Peoples' website (peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2025 Form 10-K under the section "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by applicable legal requirements.

WORKING TOGETHER BUILDING SUCCESS

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

In connection with the proposed merger with Capital Bancorp, Inc. ("Capital"), Peoples intends to file with the SEC a Registration Statement on FormS-4 to register the shares of Peoples common stock to be issued in connection with the proposed transaction. The Registration Statement will include a joint proxy statement/prospectus, and Peoples and Capital may file with the SEC other relevant documents concerning the proposed transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, CAPITAL, AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Peoples and Capital, without charge, at the SEC's website (https:// www.sec.gov).

Peoples and Capital, along with their respective directors, executive officers, management, and employees may be deemed participants in the solicitation of proxies in connection with the proposed Merger. Information concerning Peoples' participants is set forth in the Proxy Statement, dated March 6, 2026, for Peoples' 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Capital's participants is set forth in the Proxy Statement, dated April 7, 2026, for Capital's 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Peoples and Capital in the solicitation of proxies in respect of the proposed Merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

PEOPLES BANK GEOGRAPHIC PROFILE

NASDAQ: PEBO

PEBO SNAPSHOT
AS OF SEPTEMBER 30, 2026[1]

ASSETS
$9.7 BILLION

DEPOSITS
$7.4 BILLION

MARKET CAP
$1.3 BILLION

LOANS
$6.8 BILLION

ASSETS UNDER ADMIN & MGMT
$4.5 BILLION

FULL-SERVICE BRANCH LOCATIONS
127



OH
KY
WV
VA
MD
DC

● **PEOPLES BANK** OFFICES ● **PEOPLES BANK** HEADQUARTERS ● **CITIZENS BANK OF KY** OFFICES

NATIONWIDE LINES OF BUSINESS:

- **PEOPLES LIFE PREMIUM FINANCE** (MARIETTA, OH)
- **NORTH STAR LEASING** (BURLINGTON, VT)
- **PEOPLES PREMIUM FINANCE** (LEE'S SUMMIT, MO)
- **VANTAGE FINANCIAL** (MINNETONKA, MN)

[1] Financial metrics do not include Citizens Bank of Kentucky. The map does include Citizens Bank of Kentucky branch locations.

Peoples BANK

- Commitment to Superior Shareholder Returns
- Clients' First Choice for Financial Services
- Great Place to Work
- Meaningful Impact on Our Communities

BEST COMMUNITY BANK IN AMERICA

RESPONSIBLE RISK MANAGEMENT

- Everyone is a Risk Manager
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Disciplined Credit Culture
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Manage Change Effectively
- Keep Information Secure

EXTRAORDINARY CLIENT EXPERIENCE

- Treat The Client Like Family
- Delight The Client
- Ensure A Consistent Client Experience Across All Channels
- Learn Client's Goals and Fears
- Deliver Expert Advice and Solutions
- Evolve the Digital Experience
- DWYSYWD (Do What You Say You Will Do)

PROFITABLE REVENUE GROWTH

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Go Wide
- Price for the Value We Provide
- Operate Efficiently
- Have Appetite For Winning
- Execute Thoughtful Mergers and Acquisitions

FIRST CLASS WORKPLACE

- Hire for Values
- Competition Is Across the Street
- Promote a Culture of Learning
- Coach In Every Direction
- Put Right People In Right Job
- Be Accountable, No Excuses
- Recognize and Reward Performance
- Balance Work And Life
- Cultivate Diversity
- Spread Goodness / No Jerks

OUR VISION

Our vision is to be the
BEST COMMUNITY BANK IN AMERICA
for our employees, clients, shareholders, and local communities.

OUR CORE VALUES

Our actions are guided by our core values represented by the **PEBO Promise Circle,** which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth.


PEBO PROMISE CIRCLE
C
CLIENTS FIRST
I
INTEGRITY ALWAYS
R
RESPECT FOR ALL
C
COMMITMENT TO COMMUNITY
L
LEAD THE WAY
E
EXCELLENCE IN EVERYTHING

CLIENTS FIRST

INTEGRITY ALWAYS

RESPECT FOR ALL

COMMITMENT TO COMMUNITY

LEAD THE WAY

EXCELLENCE IN EVERYTHING

AMERICAN BANKER
2025 Best Banks to Work For

FIVE YEARS IN A ROW

AMERICAN BANKER
2026 Top-Performing Banks

USA TODAY TOP WORK PLACES 2022-2026 USA

FIVE YEARS IN A ROW

AMERICA'S GREATEST WORKPLACES 2026 Newsweek

THREE YEARS IN A ROW

Forbes AMERICA'S BEST-IN-STATE BANKS 2026

TWO YEARS IN A ROW

TIME AMERICA'S GROWTH LEADERS PUBLIC COMPANIES 2027

TWO YEARS IN A ROW

$8.5 MILLION+

AWARDED IN GRANTS AND SCHOLARSHIPS BY THE **PEOPLES BANK FOUNDATION** SINCE ITS INCEPTION IN 2003

$1 MILLION

RAISED IN **ASSOCIATE DONATIONS** TO LOCAL FOOD BANKS & PANTRIES SINCE APRIL 2020

4,000+

HOURS IN **COMMUNITY REINVESTMENT ACT VOLUNTEER ACTIVITIES** COMPLETED IN 2026

INVESTMENT RATIONALE

UNIQUE COMMUNITY BANKING MODEL

- Strongest deposit market share positions in rural markets. Top 3 market share in 37 counties across three states
- Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.)
- Greater revenue diversity than average $1-$10 billion bank, with a fee income ratio of 25% in Q3 2026
- Strong reputation with very active community involvement and award-winning brand name
- Nationwide insurance agency lending, commercial insurance premium financing, life insurance premium financing and equipment leasing businesses (North Star Leasing and Vantage Financial, LLC)

STRONG, DIVERSE SOURCES OF FEE INCOME

- Top 10 bank-owned insurance agency with expertise in commercial, personal, life & health
- Wealth management - $4.5 billion in assets under administration and management, including brokerage, trust and retirement planning as of September 30, 2026

CAPACITY TO GROW OUR FRANCHISE

- Strong capital, earnings growth and operating performance to support M&A strategy
- Proven acquisition and integration capabilities and scalable infrastructure

ATTRACTIVE DIVIDEND OPPORTUNITY

- Targeting 40% to 50% payout ratio under normal operating environment
- Dividend paid increased every year since 2015
- Based on the closing stock price of Peoples' common shares of $36.72 on October 16, 2026, the $0.42 quarterly cash dividend per common share produces an annualized yield of 4.58%

COMMITTED TO DISCIPLINED EXECUTION

- Generate positive operating leverage
- Integrated enterprise risk management process
- Focused on business line performance and contribution, operating efficiency and credit quality
- Disciplined credit practice as indicated by portfolio construction
- Relatively neutral interest rate risk position (slightly asset sensitive)

11 STRAIGHT YEARS OF INCREASING DIVIDENDS

CASH DIVIDENDS (PAID ON COMMON SHARES)


$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$0.60
$0.64
$0.84
$1.12
$1.32
$1.37
$1.43
$1.50
$1.55
$1.59
$1.63
$1.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YTD 2026

INVESTMENT RATIONALE

NASDAQ: PEBO

STRENGTH IN THE CURRENT ENVIRONMENT (AS OF SEPTEMBER 30, 2026)

DEPOSITS

- 78% of our deposits were retail deposits (consumer and small businesses)
- Average retail customer deposit relationship: $26,200
- Median retail customer deposit relationship: $2,600

CREDIT

- Non-performing assets (NPAs) of 0.38% as a percentage of total assets
- 99.2% of loan portfolio "current"
- 0.35% annualized net charge-offs to average loans
- Commercial Real Estate (CRE) was 172% of risk based capital

LIQUIDITY

- Loan-to-deposit ratio of 92%
- $667.9 million in liquefiable assets
- $3.8 billion of contingent liquidity sources (nearly $654.3 million of the available funding is from lines available from the FHLB[1], FRB[2] and federal funds)

CAPITAL

- Continue to exceed the capital required by FRB to be deemed well capitalized
- Tier 1 capital ratio was 13.25%
- Tangible book value per share was $23.35
- Over $43.5 million in share buybacks since 2020

[1] Federal Home Loan Bank [2] Federal Reserve Bank

PEBO'S ANNUAL RETURN IS GREATER THAN PEERS FOR YEAR-TO-DATE, 1-YEAR AND 10-YEAR

TOTAL ANNUAL RETURN AS OF SEPTEMBER 30, 2026



30%
25%
20%
15%
10%
5%
0%
26%
25%
13%
28%
25%
16%
9%
8%
15%
YTD*
1-Year
10 - Year
PEBO
Proxy Peers
S&P 500

Total Return includes impact of dividends.

Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

NET INTEREST MARGIN

PEBO IS IN THE TOP QUARTILE OF THE PEER GROUP IN TERMS OF NET INTEREST MARGIN


DATA AS OF JUNE 30, 2026
PEER GROUP - NET INTEREST MARGIN
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.23%
UNIV. $1-$10 B AVERAGE: 3.74%
PRK
HBNC
THFF
GABC
PEBO
SRCE
FCF
STBA
FFBC
CHCO
CCNE
SYBT
CTBI
NWBI
NBTB
TOWN
FISI
TMP
LKFN
CBU
FMNB
FRME
EGBN

Source: S&P Global Market Intelligence, as of 06.30.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

PEBO IS BELOW THE AVERAGE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS

DATA AS OF JUNE 30, 2026
PEER GROUP - TOTAL DEPOSIT COST (%)


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
UNIV. $1-$10 B AVERAGE: 1.90%
1.46%
EGBN
LKFN
FISI
FRME
CCNE
CTBI
SRCE
SYBT
FFBC
FMNB
STBA
FCF
TOWN
HBNC
TMP
THFF
PEBO
NWBI
GABC
NBTB
PRK
CHCO
CBU

Source: S&P Global Market Intelligence, as of 06.30.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOAN YIELD

PEBO IS ABOVE THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN YIELD

DATA AS OF JUNE 30, 2026
PEER GROUP - LOAN YIELD


7.50
6.50
5.50
4.50
3.50
5.13
4.73
4.48
6.73
5.64
5.69
7.23
6.06
6.09
6.75
6.17
6.16
6.46
6.06
6.00
6.47
5.62
5.15
FY-22
FY-23
FY-24
FY-25
Q1 2026
Q2 2026
Avg. $1-$10 Billion Universe
PEBO
Peer Average

**$1-10 Billion Universe reflects such banks as of the most recent period presented.
Source: S&P Global Market Intelligence, as of 06.30.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOAN-TO-DEPOSIT RATIO

NASDAQ: PEBO

PEBO IS NEAR THE AVERAGE OF THE $1-$10 BILLION BANK UNIVERSE IN TERMS OF LOAN-TO-DEPOSIT RATIO



DATA AS OF JUNE 30, 2026
PEER GROUP - LOAN-TO-DEPOSIT RATIO
120%
100%
80%
60%
40%
20%
0%
91.49%
UNIV. $1-$10 B AVERAGE: 88.52%
STBA
SRCE
TMP
NWBI
SYBT
FRME
THFF
FCF
CCNE
HBNC
PEBO
PRK
CTBI
FISI
LKFN
NBTB
GABC
CHCO
FMNB
TOWN
EGBN
FFBC
CBU

Source: S&P Global Market Intelligence, as of 06.30.26. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

RETURN ON AVERAGE ASSETS

NASDAQ: PEBO

PEBO CONTINUES TO GROW TANGIBLE BOOK VALUE[1]

TANGIBLE BOOK VALUE PER SHARE



$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$16.23
$18.16
$19.94
$22.77
$23.35
FY-22
FY-23
FY-24
FY-25
YTD-26

[1]Non-US GAAP financial measure. See Appendix.

CREDIT RISK MANAGEMENT PROCESS

LOANS & LEASES* PORTFOLIO COMPOSITION

- Robust concentration management focused on portfolio risk diversification
- Relationship based lending
- CRE and Commercial & Industrial (C&I) are balanced with Consumer
- CRE financing generally for "A" tier developers only
- CRE was 172% of risk based capital as of 9.30.2026
- Very limited out-of-market lending
- Growing consumer portfolios organically and through acquisitions

MANAGEMENT & MONITORING

- Clear segregation of duties between sales & credit functions
  - Signature approval process with Credit Administration representation
  - Centralized risk rating, borrowing base monitoring, covenant tracking and testing
  - Consistent documentation and loan funding process centrally managed by Credit Administration with second review
- Experienced workout team dedicated to proactive rehabilitation or exit
- Construction loan monitoring and funding process independently managed by Credit Administration staff

POLICY / UNDERWRITING STANDARDS

- Experienced, independent commercial and consumer underwriters
  - Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research
- Risk-appropriate CRE policy standards that vary by asset class
- Established limits on policy exceptions; volume and trends monitored monthly
- Use of government guarantee programs when appropriate
- Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter)

OVERSIGHT

- Board approval required for CRE and C&I loans >$40 million
- External loan review by global consulting firm
- Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million
- Quarterly review of Systemically Important Relationships (SIRs)
- Monthly Loan Quality Committee meetings
- Internal loan reviews are performed annually on all commercial loans >$1 million
- Quarterly, the Current Expected Credit Loss (CECL) Assumptions Group provides recommendations on the allowance for credit losses (ACL) based on their review of economic forecasts and loan portfolio metrics

*Also referred to throughout this document as "Total Loans" and "Loans Held for Investment."

ASSET QUALITY

NASDAQ: PEBO

ASSET QUALITY METRICS HAVE BEEN WELL MANAGED

NPAs AS A PERCENT OF TOTAL ASSETS



NPA'S IN $ MILLIONS
$100
$80
$60
$40
$20
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FY-22
FY-23
FY-24
FY-25
YTD-26'
CRE
Residential
C&I
HELOC
Consumer
NPA as a percent of Total Assets

CRITICIZED AND CLASSIFIED LOANS



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
28.50%
26.66%
26.02%
23.62%
24.20%
13.34%
13.60%
13.89%
14.70%
16.15%
FY-22
FY-23
FY-24
FY-25
YTD-26
CRITICIZED LOANS / TIER 1 CAPITAL + ALLL
CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *

[1] Includes construction

*In accordance with FFIEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard, doubtful or loss. Classified loans includes loans categorized as substandard, doubtful or loss.

CRE AND CONSTRUCTION EXPOSURES ARE WELL BELOW SUPERVISORY CRITERIA AND THE AVERAGE FOR $1-10B BANKS

DATA AS OF JUNE 30, 2026
CRE LOANS / RISK-BASED CAPITAL


350%
300%
250%
200%
150%
100%
50%
0%
300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE
249.56%
168.18%
STBA
FISI
TMP
EGBN
CCNE
THFF
$1-10B Average
TOWN
SYBT
LKFN
HBNC
NBTB
GABC
FCF
FMNB
CHCO
FRME
PRK
CBU
PEBO
FFBC
NWBI
SRCE

DATA AS OF JUNE 30, 2026
CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL


120%
100%
80%
60%
40%
20%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE
42.41%
28.05%
FISI
EGBN
SYBT
TOWN
CCNE
TMP
LKFN
THFF
GABC
$1-10B Average
STBA
PRK
FRME
FCF
HBNC
PEBO
SRCE
NBTB
FFBC
FMNB
CBU
NWBI
CHCO

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 06.30.26. Per April 2013 OCC-FRB Guidance. CLD loans defined as total loans for construction, land and land development. CRE loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available.

Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

LOAN COMPOSITION

NASDAQ: PEBO

LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE

TOTAL LOAN PORTFOLIO = $6.8 BILLION


9%
28%
63%

1 COMMERCIAL – **63%**
2 CONSUMER – **28%**
3 SPECIALTY FINANCE – **9%**

COMMERCIAL LOAN PORTFOLIO = $4.3 BILLION


8%
40%
52%

1 COMMERCIAL REAL ESTATE – **52%**
2 COMMERCIAL & INDUSTRIAL – **40%**
3 CONSTRUCTION – **8%**

CONSUMER LOAN PORTFOLIO = $1.9 BILLION


6%
15%
43%
36%

1 RESIDENTIAL REAL ESTATE – **43%**
2 CONSUMER, INDIRECT – **36%**
3 HOME EQUITY LINE OF CREDIT – **15%**
4 CONSUMER, DIRECT – **6%**
5 DEPOSIT ACCOUNT OVERDRAFTS*

SPECIALTY FINANCE PORTFOLIO = $0.6 BILLION


44%
56%

1 LEASES – **56%**
2 PREMIUM FINANCE – **44%**

Data as of September 30, 2026.
*Amount is not meaningful.

LOAN COMPOSITION

TOTAL C&I PORTFOLIO = $1.7 BILLION*


28%
12%
6%
4%
3%
3%
3%
3%
2%
2%
34%

1. FOOD SERVICES – **28%**
2. CREDIT INTERMEDIATION – **12%**
3. LIFE PREMIUM FINANCE – **6%**
4. MANUFACTURING MACHINERY – **4%**
5. AMBULATORY HEALTH CARE SERVICES – **3%**
6. SPECIALTY TRADE CONTRACTORS – **3%**
7. MERCHANT WHOLESALERS – **3%**
8. REAL ESTATE – **3%**
9. WOOD PRODUCT MANUFACTURING – **2%**
10. INSURANCE CARRIERS – **2%**
11. OTHER – **34%**

TOTAL CRE PORTFOLIO = $2.2 BILLION*


18%
13%
11%
9%
8%
5%
4%
3%
3%
2%
24%

1. APARTMENT – **18%**
2. RETAIL – **13%**
3. INDUSTRIAL – **11%**
4. LODGING – **9%**
5. OFFICE BUILDING – **8%**
6. ASSISTED LIVING – **5%**
7. WAREHOUSE – **4%**
8. MIXED USE – **3%**
9. RESTAURANT – **3%**
10. HEALTHCARE FACILITIES – **2%**
11. OTHER – **24%**

GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^


48%
17%
14%
4%
2%
1%
1%
13%

1. OHIO – **48%**
2. KENTUCKY – **17%**
3. WEST VIRGINIA – **14%**
4. VIRGINIA – **4%**
5. MARYLAND – **2%**
6. PENNSYLVANIA – **1%**
7. WASHINGTON DC – **1%**
8. OTHER STATES – **13%**

NORTH STAR LEASING BY SEGMENT


23%
9%
9%
8%
6%
6%
5%
34%

1. RESTAURANT – **23%**
2. TRUCKING/TRAILER/FLEET – **9%**
3. TITLED - VOCATIONAL – **9%**
4. HEAVY EQUIPMENT – **8%**
5. BREWERY/DISTILLERY – **6%**
6. MANUFACTURING PRODUCTION – **6%**
7. OFFICE EQUIPMENT – **5%**
8. OTHER – **34%**

NORTH STAR LEASING®
A DIVISION OF PEOPLES BANK®

Data as of September 30, 2026.
*Top ten categories in terms of loan size are shown (remaining categories in other)
^ Excludes Premium Finance, North Star Leasing and Vantage Leasing

POISED TO CROSS $10 BILLION

NASDAQ: PEBO

2016-2022

Core system conversion
2016

Revamped online & mobile banking experience
2022

Internal Readiness Assessment for crossing $10 billion completed
2022

Deployed Robotic Process Automation in some business processes
2022-2023

2023

Implemented new dealer floor plan system (Data Scan)

Implemented more robust fraud detection & monitoring

Implemented system access provisioning tools

Implemented Small Business Administration (SBA) specific loan origination system

Interactive Teller Machine deployment

External Readiness Assessment for crossing $10 billion completed by third party expert

2024

Implemented best-in-class customer relationship management solution (Salesforce)

Implemented best-in-class insurance agency management software (Applied Epic)

2025

Cloud native business and commercial loan origination system (nCino)

Implemented Governance, Risk & Compliance system (AuditBoard)

2026

Cloud native data lakehouse (Snowflake)

ACQUISITIONS COMPLETED SINCE 2011

14 INSURANCE

11 BANKS

4 INVESTMENT

1 PREMIUM FINANCE

2 EQUIPMENT LEASING

Total bank acquisitions include Citizens Bank of Kentucky, acquired on October 30, 2026

Citizens Bank of Kentucky

HIGHLIGHTS AS OF SEPTEMBER 30, 2026

PAINTSVILLE, KY HEADQUARTERS	**12** BRANCHES
$646.2 MILLION TOTAL ASSETS	**62%** LOANS / DEPOSITS
$343.5 MILLION TOTAL LOANS	**$551.4 MILLION** TOTAL DEPOSITS

ANNOUNCED APRIL 21, 2026 | CLOSED OCTOBER 30, 2026

- Citizens, through its community bank subsidiary and associates, operates 12 branches in eight counties in Kentucky. As of September 30, 2026, Citizens had $646.2 million in total assets, which included $343.5 million in total loans, and $551.4 million in total deposits.
- Core system conversion is targeted to take place early in the second quarter of 2027.

PRO FORMA BRANCH MAP

- PEOPLES BANK* (127)
- CITIZENS NATIONAL (12)


Toledo
Cleveland
Akron
Columbus
Dayton
Cincinnati
Louisville
Lexington

*Map does not display Peoples Bank locations in VA, MD and DC

CAPITAL
BANK

HIGHLIGHTS AS OF SEPTEMBER 30, 2026

ROCKVILLE, MD HEADQUARTERS	**7** BRANCHES	**CBNK** NASDAQ SYMBOL
$3.8 BILLION TOTAL ASSETS	**$3.1 BILLION** TOTAL LOANS	**$3.3 BILLION** TOTAL DEPOSITS

FOR MORE INFORMATION

on announcement of planned acquisition, please scan the QR code or visit **investors.peoplesbancorp.com** under Financials > SEC Filings.

ANNOUNCED SEPTEMBER 30, 2026

- Capital offers a diversified business model with four distinct segments: Commercial Banking, OpenSky™, Windsor Advantage™ and Capital Bank Home Loans.
- The combined company is expected to have approximately $14 billion in total assets, $10 billion in total loans and $11 billion in total deposits, with over 130 banking locations across eight states and Washington, D.C.
- Merger expected to close in the first half of 2027, with the Core system conversion targeted to take place in the fourth quarter of 2027.

PRO FORMA BRANCH MAP*


PEBO (5)
CBNK (7)
Wilmington
Baltimore
Rehoboth Beach(1)
Washington, D.C.
Richmond
CBNK Focus Region
Raleigh

*Map does not display the 120+ Peoples locations in OH, WV, & KY, and Capital locations in IL and FL

STRATEGIC COMBINATION CREATES A MORE DIVERSIFIED FINANCIAL SERVICES FRANCHISE WITH GREATER SCALE, EXPANDED MID-ATLANTIC PRESENCE AND COMPLEMENTARY NATIONWIDE BUSINESSES

Capabilities:	Peoples Bancorp	Capital Bancorp, Inc.
Government guaranteed lending platform	Peoples Bank	Capital Bank
SBA / USDA loan servicing	-	Windsor Advantage
Digital consumer credit platform	-	opensky
Insurance brokerage	Peoples Insurance	-
National specialty deposit products	-	Capital Bank
Equipment finance	North Star Leasing; Vantage Financial	-
Premium finance	Peoples Life Premium Finance; Peoples Premium Finance	-
Trust and investment services	Peoples Investment Services	-
Mortgage banking	Peoples Bank	Capital Bank Home Loans

MEANINGFUL REVENUE OPPORTUNITIES:

- Expand Capital's specialty deposit verticals across Peoples' existing footprint and commercial client base
- Scale the combined SBA & government guaranteed lending platform
- Introduce Peoples' wealth and insurance products across Capital's client base and markets
- Leverage the broader product suite to deepen relationships
- Support Windsor Advantage™'s growth through enhanced infrastructure and operating resources
- Expand OpenSky™ & Capital Bank Home Loans across Peoples' large consumer markets

Q3 2026
HIGHLIGHTS & KEY IMPACTS

NASDAQ: PEBO

Q3 2026

RETURN ON AVERAGE ASSETS	1.36%[1]
NET INTEREST MARGIN	4.31%
NET INCOME	$32.6 MILLION **OR** $0.91 PER DILUTED COMMON SHARE[2]
NET CHARGE-OFFS	0.35% OF AVERAGE TOTAL LOANS
EFFICIENCY RATIO	58.5%
LOAN TO DEPOSIT RATIO	91.9%

[1] Return on average assets adjusted for non-core items was 1.57% as of September 30, 2026. [2] Adjusted for non-core items, net income for the quarter was $38 million or $1.04 diluted earnings per common share.

ESCALATION IN EXPENSE WAS DUE TO ACQUISITIONS AND ORGANIC GROWTH

CORE NON-INTEREST EXPENSE[1]


$300,000
$200,000
$100,000
$-
FY-22
FY-23
FY-24
FY-25
YTD-26
CORE NON-INTEREST EXPENSES
NON-CORE EXPENSES*

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS[1]


70.0%
60.0%
50.0%
NOT TO SCALE
58.6%
54.4%
57.9%
58.7%
57.9%
FY-22
FY-23
FY-24
FY-25
YTD-26

RETURN ON AVERAGE ASSETS (ROAA) ADJUSTED FOR NON-CORE ITEMS[1]


2.0%
1.5%
1.0%
0.5%
0.0%
1.5%
1.6%
1.3%
1.2%
1.4%
FY-22
FY-23
FY-24
FY-25
YTD-26

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS


30.0%
20.0%
10.0%
0.0%
23.3%
25.6%
18.9%
15.0%
16.9%
FY-22
FY-23
FY-24
FY-25
YTD-26

[1]Non-US GAAP financial measure. See Appendix.

TOTAL REVENUE

NASDAQ: PEBO

$365 MILLION IN TOTAL REVENUE IN THE FIRST NINE MONTHS OF 2026



$500,000
$400,000
$300,000
$200,000
$100,000
$0
$79,513
$253,442
$93,950
$339,374
$103,092
$348,701
$109,764
$355,230
$88,137
$276,990
FY-22
FY-23
FY-24
FY-25
YTD-26
NET INTEREST INCOME
NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES*

*Non-US GAAP financial measure. See Appendix.

NON-INTEREST REVENUE COMPOSITION

SOURCES OF FEE BASED INCOME

TOTAL INSURANCE REVENUE
YTD 2026
$14.1 MILLION

1 COMMERCIAL – **59%**
2 PERSONAL – **18%**
3 LIFE & HEALTH – 14%
4 PERFORMANCE – **9%**


9%
14%
59%
18%

NON-INTEREST INCOME
YTD 2026
$88 MILLION


10%
22%
15%
16%
20%
17%

1 ELECTRONIC BANKING – **22%**
2 TRUST & INVESTMENTS – **20%**
3 LEASE INCOME – **17%**
4 INSURANCE – **16%**
5 DEPOSIT ACCOUNT SERVICE CHARGES – **15%**
6 OTHER – **10%**

TOTAL INVESTMENT REVENUE
YTD 2026
$17.8 MILLION

1 BROKERAGE – **45%**
2 FIDUCIARY – **41%**
3 EMPLOYEE BENEFITS – **14%**


14%
45%
41%

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOANS* WERE $6.8 BILLION AS OF SEPTEMBER 30, 2026



$7,000
$3,500
$-
($ MILLIONS)
FY-22
FY-23
FY-24
FY-25
YTD-26
LIMESTONE ACQUIRED LOANS
VANTAGE ACQUIRED LEASES
TOTAL LOANS ORIGINATED

*Also referred to throughout this document as "total loans and leases" and "loans held for investment."

36% OF DEPOSIT BALANCES AS OF SEPTEMBER 30, 2026 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.6 BILLION OF NON-INTEREST BEARING DDAS


$9,000
$6,000
$3,000
$-
($ MILLIONS)
FY-22
FY-23
FY-24
FY-25
YTD-26
BROKERED CERTIFICATES OF DEPOSIT
GOVERNMENTAL DEPOSIT ACCOUNTS
MONEY MARKET DEPOSIT ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
SAVINGS ACCOUNTS
INTEREST-BEARING DDAs*
NON-INTEREST-BEARING DDAs*

*DDAs represent interest-bearing and non-interest bearing transaction accounts.

2026 - 2027 FINANCIAL EXPECTATIONS

NASDAQ: PEBO

	2026	2027
NET INTEREST MARGIN	ANTICIPATED TO BE BETWEEN 4.20% AND 4.30% FOR THE FULL YEAR OF 2026	ANTICIPATED TO BE BETWEEN 4.30% AND 4.50%, WHICH ASSUMES A 25 BASIS POINT INCREASE IN RATES FROM THE FEDERAL RESERVE IN LATE 2026, ONE IN MARCH 2027 AND ANOTHER IN SEPTEMBER 2027
FEE-BASED INCOME	ANTICIPATED TO BE BETWEEN $28 AND $30 MILLION QUARTERLY IN 2026	ANTICIPATED TO BE BETWEEN $31 AND $33 MILLION, WITH AN INCREASE IN THE FIRST QUARTER DUE TO PERFORMANCE-BASED INSURANCE COMMISSIONS
CREDIT COSTS	ANTICIPATE A SLIGHT REDUCTION IN OUR NET CHARGE-OFFS FOR 2026, COMPARED TO 2025, WHICH COULD POSITIVELY IMPACT PROVISION FOR CREDIT LOSSES, EXCLUDING ANY CHANGES IN THE ECONOMIC FORECASTS	ANTICIPATE SIMILAR CHARGE-OFFS AND NET-CHARGE OFF RATE FOR 2027, COMPARED TO 2026, WHICH INCLUDES PROJECTED INCREASES RELATED TO THE ADDITION OF THE CITIZENS PORTFOLIO
CORE NON-INTEREST EXPENSE	ANTICIPATE QUARTERLY NON-INTEREST EXPENSE OF BETWEEN $78 TO $80 MILLION FOR THE REMAINDER OF 2026; ACQUISITION-RELATED EXPENSES DURING THE FOURTH QUARTER ANTICIPATED TO BE BETWEEN $11 AND $13 MILLION	ANTICIPATE QUARTERLY TOTAL NON-INTEREST EXPENSE TO BE BETWEEN $80 AND $82 MILLION FOR THE SECOND, THIRD AND FOURTH QUARTERS OF 2027, WITH THE FIRST QUARTER OF 2027 BEING HIGHER DUE TO THE ANNUAL EXPENSES WE TYPICALLY RECOGNIZE DURING THE FIRST QUARTER OF EACH YEAR
LOAN GROWTH	EXPECTED BETWEEN 6% AND 8% FOR THE FULL YEAR OF 2026, COMPARED TO 2025, WHICH INCLUDES THE ACQUIRED LOANS FROM CITIZENS	EXPECTED BETWEEN 3% AND 5% FOR THE FULL YEAR OF 2027, COMPARED TO 2026

(Does not include the impact of the Capital Merger)

Peoples BANCORP®

LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND

Peoples BANK® | Peoples INSURANCE® | Peoples INVESTMENT SERVICES®

NATIONWIDE SPECIALTY FINANCE DIVISIONS

Peoples PREMIUM FINANCE® | Peoples LIFE PREMIUM FINANCE®

NORTH STAR LEASING® A DIVISION OF PEOPLES BANK® | Vantage Financial℠ A PEOPLES BANK® COMPANY | Peoples EQUIPMENT FINANCE

Q3 2026 APPENDIX

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure used by Peoples' recurring non-interest revenue stream.
This measure is non-US GAAP since it excludes the impact of all gains and/or losses.

($ in Thousands)	FY-22	FY-23	FY-24	FY-25	YTD-26
Total non-interest income	$ 78,836	$ 87,413	$ 99,366	$ 104,078	$ 74,277
Less: net (loss) on investment securities	(61)	(3,700)	(416)	(2,659)	(12,693)
Less: net (loss) on asset disposals and other transactions	(616)	(2,837)	(3,310)	(3,027)	(1,167)
Core non-interest income excluding gains and losses	**$ 79,513**	**$ 93,950**	**$ 103,092**	**$ 109,764**	**$ 88,137**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, and pension settlement charges.

($ in Thousands)	FY-22	FY-23	FY-24	FY-25	YTD-26
Total non-interest expense	$ 207,147	$ 266,487	$ 273,816	$ 282,337	$ 218,934
Less: acquisition-related expenses	3,016	16,970	169	—	1,924
Less: pension settlement charges	185	2,424	—	—	—
Less: COVID-19 related expenses	134	—	—	—	—
Add: COVID -19 Employee Retention Credit	—	548	—	—	—
Core non-interest expense	**$ 203,812**	**$ 247,641**	**$ 273,647**	**$ 282,337**	**$ 217,010**

EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure is non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)		FY-22		FY-23		FY-24		FY-25		YTD-26
Total non-interest expense	$	207,147	$	266,487	$	273,816	$	282,337	$	218,934
Less: amortization on other intangible assets		7,763		11,222		11,161		8,845		5,091
Adjusted total non-interest expense	$	199,384	$	255,265	$	262,655	$	273,492	$	213,843
Total non-interest income excluding net gains and losses	$	79,513	$	93,950	$	103,092	$	109,764	$	88,137
Net interest income	$	253,442	$	339,374	$	348,701	$	355,230	$	276,990
Add: fully taxable equivalent adjustment		1,644		1,703		1,308		1,108		677
Net interest income on a fully taxable equivalent basis	$	255,086	$	341,077	$	350,009	$	356,338	$	277,667
Adjusted revenue	$	334,599	$	435,027	$	453,101	$	466,102	$	365,804
Efficiency ratio		**59.59%**		**58.68%**		**57.97%**		**58.68%**		**58.46%**
Core non-interest expense	$	203,812	$	247,641	$	273,647	$	282,337	$	217,010
Less: amortization on other intangible assets		7,763		11,222		11,161		8,845		5,091
Adjusted core non-interest expense	$	196,049	$	236,419	$	262,486	$	273,492	$	211,919
Core non-interest income excluding gains and losses	$	79,513	$	93,950	$	103,092	$	109,764	$	88,137
Net interest income on a fully taxable equivalent basis		255,086		341,077		350,009		356,338		277,667
Adjusted core revenue	$	334,599	$	435,027	$	453,101	$	466,102	$	365,804
Efficiency ratio adjusted for non-core items		**58.59%**		**54.35%**		**57.93%**		**58.68%**		**57.93%**

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	FY-22	FY-23	FY-24	FY-25	YTD-26
Total stockholders equity	$ 785,328	$ 1,053,534	$ 1,111,590	$ 1,206,602	$ 1,227,903
Less: goodwill and other intangible assets	326,329	412,172	402,422	393,319	388,305
Tangible equity	**$ 458,999**	**$ 641,362**	**$ 709,168**	**$ 813,283**	**$ 839,598**
Total assets	$ 7,207,304	$ 9,157,382	$ 9,254,247	$ 9,649,630	$ 9,652,095
Less: goodwill and other intangible assets	326,329	412,172	402,422	393,319	388,305
Tangible assets	**$ 6,880,975**	**$ 8,745,210**	**$ 8,851,825**	**$ 9,256,311**	**$ 9,263,790**
Tangible equity to tangible assets	**6.67%**	**7.33%**	**8.01%**	**8.79%**	**9.06%**

TANGIBLE BOOK VALUE

($ in Thousands)	FY-22	FY-23	FY-24	FY-25	YTD-26
Tangible equity	$ 458,999	$ 641,362	$ 709,168	$ 813,283	$ 839,598
Common shares outstanding	28,287,837	35,314,745	35,563,590	35,714,484	35,961,276
Tangible book value per share	**$ 16.23**	**$ 18.16**	**$ 19.94**	**$ 22.77**	**$ 23.35**

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and pension settlement charges.

($ in Thousands)	FY-22	FY-23	FY-24	FY-25	YTD-26
Return on average equity adjusted for non-core items:					
Net income	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 89,565
Add: net loss on investment securities	61	3,700	416	2,659	12,693
Less: tax effect of net loss on investment securities (1)	13	777	87	558	2,666
Add: net loss on asset disposals and other transactions	616	2,837	3,310	3,027	1,167
Less: tax effect on net loss on asset disposals and other transactions (1)	129	596	695	636	245
Add: acquisition-related expenses	3,016	16,970	169	—	1,924
Less: tax effect on acquisition-related expenses (1)	634	3,564	35	—	404
Add: pension settlement charges	185	2,424	—	—	—
Less: tax effect on pension settlement charges (1)	39	509	—	—	—
Add: COVID-19 expenses	134	—	—	—	—
Less: tax effect on COVID-19 related expenses (1)	28	—	—	—	—
Less: COVID -19 Employee Retention Credit	—	548	—	—	—
Add: tax effect of COVID -19 Employee Retention Credit (1)	—	115	—	—	—
Net income adjusted for non-core items	$ 104,461	$ 133,415	$ 120,283	$ 111,270	$ 102,034
Average equity	$ 797,984	$ 940,797	$ 1,083,792	$ 1,157,563	$ 1,228,786
Return on average equity adjusted for non-core items (2)	**13.09%**	**14.18%**	**11.10%**	**9.61%**	**11.10%**

(1) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (2) Calculations of the ratios are presented on an annualized basis.

RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, and pension settlement charges.

($ in Thousands)	FY-22	FY-23	FY-24	FY-25	YTD-26
Net income	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 89,565
Total average assets	$ 7,094,707	$ 8,298,777	$ 9,122,843	$ 9,424,980	$ 9,556,165
Return on average assets (2)	**1.43%**	**1.37%**	**1.28%**	**1.13%**	**1.25%**
Return on average assets adjusted for non-core items:					
Net income	$ 101,292	$ 113,363	$ 117,205	$ 106,778	$ 89,565
Add: net loss on investment securities	61	3,700	416	2,659	12,693
Less: tax effect of net loss on investment securities (1)	13	777	87	558	2,666
Add: net loss on asset disposals and other transactions	616	2,837	3,310	3,027	1,167
Less: tax effect on net loss on asset disposals and other transactions (1)	129	596	695	636	245
Add: acquisition-related expenses	3,016	16,970	169	—	1,924
Less: tax effect on acquisition-related expenses (1)	634	3,564	35	—	404
Add: pension settlement charges	185	2,424	—	—	—
Less: tax effect on pension settlement charges (1)	39	509	—	—	—
Add: COVID-19 expenses	134	—	—	—	—
Less: tax effect on COVID-19 expenses (1)	28	—	—	—	—
Less: COVID -19 Employee Retention Credit	—	548	—	—	—
Add: tax effect of COVID -19 Employee Retention Credit (1)	—	115	—	—	—
Net income adjusted for non-core items	$ 104,461	$ 133,415	$ 120,283	$ 111,270	$ 102,034
Total average assets	$ 7,094,707	$ 8,298,777	$ 9,122,843	$ 9,424,980	$ 9,556,165
Return on average assets adjusted for non-core items (2)	**1.47%**	**1.61%**	**1.32%**	**1.18%**	**1.43%**

(1) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. (2) Calculations of the ratios are presented on an annualized basis.

Peoples BANK

TYLER WILCOX
President and Chief Executive Officer
740.373.7737
Tyler.Wilcox@pebo.com

KATIE BAILEY
Executive Vice President
Chief Financial Officer and Treasurer
740.376.7138
Kathryn.Bailey@pebo.com

peoplesbancorp.com